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DRAFT-CONFIDENTIAL



                      SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.

                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934



       Date of Report (Date of earliest event reported): August 23, 1999


                        Zenith Electronics Corporation
                        ------------------------------
            (Exact name of registrant as specified in its charter)


Delaware                            1-4115                     36-1996520
--------                            ------                     ----------
(State or jurisdiction              (Commission File           (IRS Employer
of incorporation)                   Number)                    Identification
                                                               No.)


1000 Milwaukee Avenue
Glenview, Illinois                                             60025-2493
------------------                                             ----------
(Address of principal executive offices)                       (Zip Code)

Registrant's Telephone Number,
Including area code                                            (847) 391-7000
                                                               --------------


                                Not Applicable
                                --------------
            (Former name and address, if changed since last report)
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DRAFT-CONFIDENTIAL


Item 5.        Other Events
               ------------

       On August 23, 1999, Zenith Electronics Corporation (the "Company") filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). The petition does not cover the Company's U.S. or foreign-based subsidiaries.

               In connection with the Chapter 11 filing, the Company has issued a press release announcing the Company's filing (the "Press Release"). A copy of the Press Release is filed as Exhibit 1 hereto.

               The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Press Release which is incorporated by reference and the Chapter 11 petition and motions and related pleadings and papers on file with the Bankruptcy Court.


Item 7.Financial Statements, Pro Forma Financial
       -----------------------------------------
               Information and Exhibits
               ------------------------

       (c)     Exhibits

               99(ap) Text of Press Release dated August 23, 1999


                                  SIGNATURES
                                  ----------

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ZENITH ELECTRONICS CORPORATION

                                           By: /S/ Richard F. Vitkus
                                              ---------------------------------
                                               Richard F. Vitkus
                                               Senior Vice President, General
                                               Counsel and Secretary

Date:  August 23, 1999
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DRAFT-CONFIDENTIAL

                                Exhibits Index
                                --------------


     Exhibit
     Number    Exhibit Description
     ------    -------------------




     99(ap)    Press Release dated August 23, 1999